UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

	)	Chapter 11
In re:	)
	)	Case No. 21-11880 (MEW)
GTT COMMUNICATIONS, INC., et al.,[1]	)
	)	(Jointly Administered)
Debtors.	)
	)	Re: Docket No. 13
INTERIM ORDER (I) APPROVING NOTIFICATION
AND HEARING PROCEDURES FOR CERTAIN TRANSFERS
OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO
COMMON STOCK AND (II) GRANTING RELATED RELIEF
Upon the motion (the “Motion”)2 of the debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”) for entry of an interim order (the “Interim Order”): (i) approving certain notification and hearing procedures related to certain transfers of, or declarations of worthlessness with respect to, GTT Stock or any Beneficial Ownership therein; and (ii) granting such further relief, all as further described in the Motion; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and this proceeding being a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and venue of this proceeding and the Motion in this Court being proper pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been given; and this Court having found that no other or further notice is necessary; and this Court having reviewed the Motion and the First Day Declaration and having heard statements in support of the Motion at a hearing held before this Court (the “Hearing”); and this Court having determined that the legal and factual
1     The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: GTT Communications, Inc. (6338); Communication Decisions - SNVC, LLC (6338); Core180, LLC (6338); Electra Ltd. (6338); GC Pivotal, LLC (6227); GTT Americas, LLC (1133); GTT Global Telecom Government Services, LLC (6338); GTT RemainCo, LLC (0472); GTT Apollo Holdings, LLC (2300); and GTT Apollo, LLC (8127). The service address for the Debtors is 7900 Tysons One Place, Suite 1450, McLean, VA 22102.
2     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Motion.

bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and this Court having found, that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors and other parties in interest; and any objections to the relief requested in the Motion having been withdrawn or overruled on the merits; and after due deliberation and sufficient cause appearing therefor, it is hereby ORDERED:
1.The Motion is granted on an interim basis to the extent set forth herein.
2.The GTT Stock Procedures, as set forth in Exhibit 1 hereto, are hereby approved.
3.The notices substantially in the forms attached hereto as Exhibit 2, Exhibit 3, Exhibit 4, Exhibit 5, Exhibit 6, and Exhibit 7 are hereby approved.
4.Any transfer of, or declaration of worthlessness with respect to, Beneficial Ownership of GTT Stock in violation of the GTT Stock Procedures, including the notice requirements, shall be null and void ab initio.
5.In the case of any transfer of GTT Stock in violation of the GTT Stock Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, including, but not limited to, the actions specified in Private Letter Ruling 201010009 (Dec. 4, 2009), to appropriately reflect that such transfer is null and void ab initio.
6.In the case of any declaration of worthlessness with respect to Beneficial Ownership of GTT Stock in violation of the GTT Stock Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.

7.The Debtors, in their discretion and in consultation with the Consultation Parties, may waive in writing any and all restrictions, stays and notification procedures set forth in the GTT Stock Procedures. Notwithstanding the foregoing, entry of this Interim Order does not prejudice a party in interest’s right to seek modification of the GTT Stock Procedures upon application with appropriate notice.
8.The requirements set forth in this Interim Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.
9.Nothing contained in the Motion or this Interim Order is intended or should be construed as (a) an agreement or admission as to the validity or priority of any claim against the Debtors or their estates; (b) a waiver or impairment of the Debtors’ or any appropriate party in interest’s rights to dispute any claim against the Debtors on any grounds; (c) a waiver of any claims or causes of action which may exist against any creditor or interest holder; (d) a promise by the Debtors to pay any claim; or (e) an implication or admission by the Debtors that any claim is payable pursuant to this Interim Order.
10.The requirements set forth in Bankruptcy Rule 6003(b) (to the extent applicable to the Motion) are satisfied by the contents of the Motion.
11.Under the circumstances of these Chapter 11 Cases, notice of the Motion is adequate under Bankruptcy Rule 6004(a).
12.Notwithstanding the possible applicability of Bankruptcy Rule 6004(h) or otherwise, the terms and conditions of this Interim Order shall be immediately effective and enforceable upon its entry.
13.The Debtors are authorized and empowered to take all actions necessary to effectuate the relief granted pursuant to this Interim Order.

14.This Court retains jurisdiction with respect to all matters arising from or related to the interpretation or implementation of this Interim Order.
15.A hearing to consider the entry of the Final Order granting the relief requested in the Motion shall be held on November 30, 2021 at 10:00 a.m. prevailing Eastern Time. Any objections or responses to entry of the Final Order granting the requested relief shall be filed with the Clerk of the United States Bankruptcy Court for the Southern District of New York by no later than November 23, 2021 at 4:00 p.m. prevailing Eastern Time and served on or before such date upon: (a) the Debtors, Attn: Douglass Maynard, Esq.; (b) proposed counsel to the Debtors, Akin Gump Strauss Hauer & Feld LLP, Attn: Ira S. Dizengoff, Esq., Philip C. Dublin, Esq., David H. Botter, Esq. and Naomi Moss, Esq.; (c) counsel to any statutory committee appointed in these Chapter 11 Cases; (d) Jones Day, counsel to KeyBank National Association, as Administrative Agent, Attn: Thomas A. Wilson, Esq.; (e) Reed Smith LLP, counsel to Wilmington Trust, National Association, as Indenture Trustee, Attn: Kurt F. Gwynne, Esq.; (f) Milbank LLP, counsel to the Ad Hoc Lender Group, Attn: Evan R. Fleck, Esq., Lauren C. Doyle, Esq. and Brian J. Zucco, Esq.; (g) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the 2020 Ad Hoc Lender Group, Attn: Robert Britton, Esq., Karen R. Zeituni, Esq. and Joseph M. Graham, Esq.; (h) Latham & Watkins, LLP, counsel to the Ad Hoc Noteholder Group, Attn: Richard A. Levy, Esq., Ted A. Dillman, Esq. and Ebba Gebisa, Esq.; (i) Kirkland & Ellis LLP, counsel I Squared, Attn: Steven N. Serajeddini, Esq. and Kevin McClelland, Esq.; and (j) the Office of the United States Trustee for the Southern District of New York, Attn: Greg M. Zipes, Esq. and Richard C. Morrissey, Esq.; and (k) any party that has requested notice pursuant to Bankruptcy Rule 2002. In the event that no objections are timely received, this Court may enter the Final Order without need for a final hearing.

Dated: New York, New York November 4, 2021	/s/ Michael E. Wiles
THE HONORABLE MICHAEL E. WILES UNITED STATES BANKRUPTCY JUDGE

Exhibit 1 to Interim Order
GTT Stock Procedures

GTT STOCK PROCEDURES
IN RE GTT COMMUNICATIONS, INC., CASE NO. 21-11880
DEFINITIONS
For purposes of these procedures, the following terms have the following meanings:
(1)“50-Percent Stockholder” is any person or Entity that at any time in the three years preceding the Petition Date (i) has beneficially owned at least 20,669,870 shares of GTT Stock (representing 47.5% of all issued and outstanding shares of GTT Stock as of the Petition Date) or (ii) would be a “50-Percent Stockholder” if such person claimed a worthless stock deduction under IRC section 165(g) at any time on or after the Petition Date.
(2)“Acquiring Group” shall mean any group of persons (including any Entity) that has a plan or arrangement to acquire Beneficial Ownership of GTT Stock within the meaning of section 1.1502-92(c)(3)(i) of the regulations promulgated by the U.S. Department of Treasury (the “Treasury Regulations”) under the Internal Revenue Code of 1986, as amended (the “IRC”).
(3)“Beneficial Ownership” of GTT Stock and Options to acquire GTT Stock shall be determined in accordance with IRC section 382, the Treasury Regulations, rulings issued by the IRS and as described herein and, thus, to the extent provided in those sources, from time to time shall include, without limitation, (i) direct and indirect ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity), e.g., a holding company would be considered to beneficially own all stock owned or acquired by its subsidiaries, (ii) ownership by a holder’s family members, (iii) ownership by any Entity, and (iv) to the extent set forth in Treasury Regulations section 1.382-4, the ownership of an Option to acquire GTT Stock.
(4)“Chapter 11 Cases” shall mean these chapter 11 cases jointly administered as In re GTT Communications, Inc., et al., Case No. 21-11880 (MEW) in the United States Bankruptcy Court for the Southern District of New York.
(5)“Consultation Parties” shall mean the Ad Hoc Lender Group, the Ad Hoc Noteholder Group, the 2020 Ad Hoc Lender Group, the Administrative Agent and any Official Committee.
(6)“Debtors” shall mean GTT and its affiliated debtors, as debtors and debtors in possession in these Chapter 11 Cases.
(7)“Entity” shall mean any “entity” as such term is defined in Treasury Regulations section 1.382-3(a), including any group of persons acting pursuant to a formal or informal understanding among themselves to make a coordinated acquisition of GTT Stock.

(8)“GTT” shall mean GTT Communications, Inc.
(9)“GTT Stock” shall mean common stock issued by GTT. For the avoidance of doubt, by operation of the definition of Beneficial Ownership, an owner of an Option to acquire GTT Stock may be treated as the owner of such GTT Stock.
(10)“Option” shall mean any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest regardless of whether it is contingent or otherwise not currently exercisable.
(11)“Substantial Stockholder” shall mean any person (including any Entity) or Acquiring Group that beneficially owns at least 2,066,987 shares of GTT Stock (representing approximately 4.75 percent of all issued and outstanding shares of GTT Stock as of the Petition Date after taking into account the shares transferred pursuant to the Spruce House Stock Transfer Agreement).
PROCEDURES FOR TRANSFERS OF GTT STOCK
The following procedures shall apply to transfers of GTT Stock during the pendency of the Chapter 11 Cases:3
(1)Notice of Substantial Stock Ownership. Any person (including any Entity) or Acquiring Group that holds Beneficial Ownership, at any time on or after the Petition Date, of GTT Stock in an amount sufficient to qualify such person or Acquiring Group as a Substantial Stockholder shall file with the United States Bankruptcy Court for the Southern District of New York (the “Court”), and serve upon (a) the Debtors; (b) Akin Gump Strauss Hauer & Feld LLP, proposed counsel to the Debtors, (c) the Office of the United States Trustee for the Southern District of New York; (d) counsel to any official committee (each, an “Official Committee”) appointed in these Chapter 11 Cases; (e) Jones Day, counsel to KeyBank National Association, as Administrative Agent; (f) Reed Smith LLP, counsel to Wilmington Trust, National Association, as Indenture Trustee; (g) Milbank LLP, counsel to the Ad Hoc Lender Group; (h) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the 2020 Ad Hoc Lender Group; and (i) Latham & Watkins, LLP, counsel to the Ad Hoc Noteholder Group (collectively, the “Disclosure Parties”), a notice of such person or Acquiring Group’s substantial ownership (a “Notice of Substantial Stock Ownership”) in substantially the form annexed to the Interim Order as Exhibit 2, which describes specifically and in detail such person’s or Acquiring Group’s ownership of GTT Stock, on or before the date that is the later of (x) 20 calendar days after the entry of the Interim Order or (y) 10 business days after such person or Acquiring
3     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Debtors’ Motion for Entry of Interim and Final Orders (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II)  Granting Related Relief filed in these Chapter 11 Cases. For the avoidance of doubt, these procedures are only applicable during the pendency of these Chapter 11 Cases, and as of and upon the confirmation of a chapter 11 plan for the Debtors, these procedures shall automatically cease to apply without further action by the Debtors, the reorganized Debtors, or the Court.

Group qualifies as a Substantial Stockholder. At the election of the filing person or Acquiring Group, the Notice of Substantial Stock Ownership to be filed with the Court (but not the Notice of Substantial Stock Ownership that is served upon the Disclosure Parties) may be redacted to exclude the taxpayer identification number and the amount of GTT Stock beneficially owned.
(2)Acquisitions of GTT Stock. At least 10 days prior to the proposed date of any acquisition of GTT Stock or the exercise of any Option that would result in an increase of the GTT Stock (a “Proposed Acquisition Transaction”) beneficially owned by any person (including any Entity) or Acquiring Group that currently is, or that becomes as a result of the Proposed Acquisition Transaction, a Substantial Stockholder, such Substantial Stockholder shall file with the Court and serve upon the Disclosure Parties a notice of its intent to purchase, acquire, or otherwise accumulate GTT Stock (an “Acquisition Notice”) in substantially the form annexed to the Interim Order as Exhibit 3. Such Acquisition Notice shall describe specifically and in detail the Proposed Acquisition Transaction. At the election of the Substantial Stockholder, the Acquisition Notice to be filed with the Court (but not the Acquisition Notice that is served upon the Disclosure Parties) may be redacted to exclude the taxpayer identification number and the amount of GTT Stock beneficially owned.
(3)Dispositions of GTT Stock. At least 10 days prior to the proposed date of any transfer or other disposition of GTT Stock or any Option to acquire GTT Stock that would result in a decrease of the GTT Stock (a “Proposed Disposition Transaction”) beneficially owned by any person (including any Entity) or Acquiring Group that currently is a Substantial Stockholder, such Substantial Stockholder shall file with the Court and serve upon the Disclosure Parties a notice of its intent to sell, trade or otherwise transfer or dispose of GTT Stock (a “Disposition Notice”) in substantially the form annexed to the Interim Order as Exhibit 4. Such Disposition Notice shall describe specifically and in detail the Proposed Disposition Transaction. At the election of the Substantial Stockholder, the Disposition Notice to be filed with the Court (but not the Disposition Notice that is served upon the Disclosure Parties) may be redacted to exclude the taxpayer identification number and the amount of GTT Stock beneficially owned.
(4)Objection Procedures. The Debtors, after consulting with the Consultation Parties, shall have 7 days after the filing of an Acquisition Notice or Disposition Notice by a Substantial Stockholder to file with the Court and serve on such Substantial Stockholder, an objection to any Proposed Acquisition Transaction or Proposed Disposition Transaction described in such Acquisition Notice or Disposition Notice. If, after consulting with the Consultation Parties, the Debtors file an objection prior to the expiration of the 7 day period, then the applicable Proposed Acquisition Transaction or Proposed Disposition Transaction shall not be effective unless approved by a final and non-appealable order of the Court. If the Debtors, after consulting with the Consultation Parties, do not file an objection within the 15-business day period or if the Debtors provide written authorization to the Substantial Stockholder approving the Proposed Acquisition Transaction or Proposed Disposition Transaction prior to the expiration of the 7 day period, then such Proposed Acquisition Transaction or Proposed Disposition Transaction may proceed solely as specifically described in the applicable Acquisition Notice or Disposition Notice. If the Debtors do not file an objection pursuant to this paragraph or if the Debtors approve the Proposed Acquisition Transaction pursuant to this paragraph, such action will be considered an approval pursuant to the Rights Agreement. Any further Proposed Acquisition Transaction or Proposed Disposition Transaction must be the subject of an additional Acquisition Notice or Disposition Notice and 7 day objection period.
PROCEDURES FOR DECLARATIONS
OF WORTHLESSNESS WITH RESPECT TO GTT STOCK
The following procedures shall apply to claims for tax purposes that shares of GTT Stock are worthless:
(1)Notice of Status as 50-Percent Stockholder. Any person or Entity that currently is or becomes a 50-Percent Stockholder shall file with this Court and serve on the Disclosure Parties a notice of such status (a “Notice of Status as 50-Percent Stockholder”), substantially in the form annexed to the Interim Order as Exhibit 5, on or before the later of (i) 20 calendar days after the date of entry of the Interim Order and (ii) 10 business days after becoming a 50-Percent Stockholder.
(2)Notice of Intent to Claim Worthless Stock Deduction. At least 10 days prior to filing any federal or state tax return, or any amendment to such a return, claiming any deduction for the worthlessness of GTT Stock for a tax year ending before the Debtors’ emergence from these Chapter 11 Cases, such 50-Percent Stockholder shall file with this Court and serve on counsel to the Debtors and the Disclosure Parties a notice (a “Notice of Intent to Claim Worthless Stock Deduction”), substantially in the form annexed to the Interim Order as Exhibit 6, of the intended claim of worthlessness.
(3)Objection Procedures. The Debtors, after consulting with the Consultation Parties, shall have 7 days after the filing of a Notice of Intent to Claim Worthless Stock Deduction to file with the Court and serve on such 50-Percent Stockholder an objection to any proposed claim of worthlessness described in the Notice of Intent to Claim Worthless Stock Deduction. If, after consulting with the Consultation Parties, the Debtors file an objection within the 7 day period, such claim will not be permitted unless approved by a final and non-appealable order of this Court. If the Debtors, after consulting with the Consultation Parties, do not file an objection within the 7 day period or if the Debtors provide written authorization to the 50-Percent Stockholder of the proposed claim of worthlessness prior to the expiration of the 7 day period, such claim may be permitted solely as set forth in the Notice of Intent to Claim Worthless Stock Deduction. Additional tax returns and amendments within the scope of this paragraph must be the subject of additional Notices of Intent to Claim Worthless Stock Deduction and 7 day objection period.

NOTICE PROCEDURES
The following notice procedures shall apply to transfers of GTT Stock and declarations of worthlessness with respect to GTT Stock:
(1)No later than 5 business days following entry of the Interim Order, the Debtors shall serve by overnight mail, postage prepaid, a notice substantially in the form attached to the Interim Order as Exhibit 7 (the “Notice of Interim Order”), on: (a) each of the Disclosure Parties; (b) the holders of the 30 (thirty) largest unsecured claims against the Debtors (on a consolidated basis); (c) the United States Attorney’s Office for the Southern District of New York; (d) the Internal Revenue Service; (e) the United States Securities and Exchange Commission; (f) all registered holders of GTT Stock as such holders appear on the books and records of the Debtors’ transfer agent; (g) any holder of GTT Stock that filed either a Schedule 13D or 13G under the Securities Exchange Act of 1934 within the past two (2) years; (h) all banks, brokers, intermediaries, or other nominees that hold GTT Stock through the Depository Trust Company “in street name” (each, a “Nominee” which definition includes such Nominee’s mailing agent); and (i) any party that has requested notice pursuant to Bankruptcy Rule 2002. Additionally, no later than 5 business days following entry of the Final Order, the Debtors shall serve a Notice of Interim Order modified to reflect that the Final Order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.
(2)All registered holders of GTT Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered holder holds such GTT Stock in excess of 2,066,987 shares of GTT Stock (representing approximately 4.75 percent of all issued and outstanding shares of GTT Stock as of the Petition Date (adjusted as described in the definition of Substantial Stockholder) down the chain of ownership for all such holders of GTT Stock in excess of such amount. Any entity, broker or agent acting on such entity’s or individual’s behalf that sells to another entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such GTT Stock, or any broker or agent acting on such purchaser’s behalf.
(3)As soon as is practicable following entry of the Interim Order, the Debtors shall (a) submit a copy of the Notice of Interim Order (modified for publication) for publication in the Wall Street Journal (national edition), and (b) submit a copy of the Notice of Interim Order (modified for publication) to Bloomberg Professional Service for potential publication by Bloomberg.
(4)Any transfer of, or declaration of worthlessness with respect to, Beneficial Ownership of GTT Stock in violation of the GTT Stock Procedures shall be null and void ab initio, and the person or entity making such transfer or declaration shall be required to take remedial actions. A person or entity making a transfer in violation of the GTT Stock Procedures shall be required to take remedial actions specified by the Debtors, which may include, but not be limited to, the steps set forth in Private Letter Ruling 201010009 (Dec. 4,

2009) regarding the disposition or acquisition of stock and the proceeds derived therefrom. A person or entity making a declaration of worthlessness in violation of the GTT Stock Procedures shall be required to file an amended tax return revoking such declaration.
(5)The Debtors may, in writing, retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures; provided that the Debtors shall provide the Consultation Parties with advance written notice of and consult with them regarding any such waiver(s).

Exhibit 2 to Interim Order
Notice of Substantial Stock Ownership

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

	)	Chapter 11
In re:	)
	)	Case No. 21-11880 (MEW)
GTT COMMUNICATIONS, INC., et al.,[4]	)
	)	(Jointly Administered)
Debtors.	)
	)	Re: Docket No. 13
NOTICE OF SUBSTANTIAL STOCK OWNERSHIP
PLEASE TAKE NOTICE that, pursuant to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief, dated [_________], Docket No. [___] (together with all exhibits thereto, the “Interim Order”), [Name of Filer] (the “Filer”) hereby provides notice that it is/has become a Substantial Stockholder5 and that, as of the date hereof, the Filer beneficially owns:
(i)_______ shares of GTT Stock; and
(ii)Options to acquire ________ shares of GTT Stock.
PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is ________.
PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information:
1.For GTT Stock and/or Options to acquire GTT Stock that are owned directly by the Filer, (a) the number of such shares, the number of such interests and/or the number of shares underlying Options beneficially owned by such Filer and (b) the date(s) on which such shares and/or Options were acquired; and
2.In the case of GTT Stock and/or Options to acquire GTT Stock that are not owned directly by the Filer but are nonetheless beneficially owned by the Filer or owned by an Acquiring Group of which the Filer is a member, (a) the names(s) of each record or legal owner
4     The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: GTT Communications, Inc. (6338); Communication Decisions - SNVC, LLC (6338); Core180, LLC (6338); Electra Ltd. (6338); GC Pivotal, LLC (6227); GTT Americas, LLC (1133); GTT Global Telecom Government Services, LLC (6338); GTT RemainCo, LLC (0472); GTT Apollo Holdings, LLC (2300); and GTT Apollo, LLC (8127). The service address for the Debtors is 7900 Tysons One Place, Suite 1450, McLean, VA 22102.
5     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the GTT Stock Procedures annexed to the Interim Order as Exhibit 1.

of such shares of GTT Stock and/or Options to acquire GTT Stock that are beneficially owned by the Filer, (b) the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options beneficially owned by such Filer, and (c) the date(s) on which such GTT Stock and/or Options were acquired. Any shares that are included solely as a result of the Filer being a member of an Acquiring Group are designated with an asterisk (*).

Class	Name of Owner	Shares Owned	Shares Underlying Options Owned	Date(s) Acquired
GTT Stock
(Attach additional pages if necessary)
PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.
[[IF APPLICABLE:] The Filer is represented by [name of law firm], [address], [phone] (Attn: [name of attorney]).]
Respectfully submitted,
[Name of Filer]

By:________________________________
Name:_____________________________
Address:___________________________
___________________________________
Telephone:_________________________
Facsimile:_________________________
Dated: ___________________________

Exhibit 3 to Interim Order
Acquisition Notice

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

	)	Chapter 11
In re:	)
	)	Case No. 21-11880 (MEW)
GTT COMMUNICATIONS, INC., et al.,[6]	)
	)	(Jointly Administered)
Debtors.	)
	)	Re: Docket No. 13
NOTICE OF INTENT TO PURCHASE,
ACQUIRE OR OTHERWISE ACCUMULATE GTT STOCK
PLEASE TAKE NOTICE that, pursuant to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief, dated [_________], Docket No. [___] (together with all exhibits thereto, the “Interim Order”), [Name of Filer] (the “Filer”) hereby provides notice of (a) its intention to purchase, acquire or otherwise accumulate directly (i) one or more shares of GTT Stock7 and/ or (ii) Options to acquire GTT Stock and/or (b) a proposed purchase or acquisition of GTT Stock and/or Options to acquire GTT Stock that would result in an increase in the number of shares of GTT Stock and/or number of shares of GTT Stock underlying Options to acquire GTT Stock that are beneficially owned by the Filer (any proposed transactions described in (a) or (b), a “Proposed Acquisition Transaction”).
PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information:
1.If the Proposed Acquisition Transaction involves the purchase or acquisition directly by the Filer of GTT Stock and/or Options to acquire GTT Stock, (a) the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options proposed to be purchased or acquired, and (b) the date(s) of such Proposed Acquisition Transaction; and
2.If the Proposed Acquisition Transaction involves the purchase or acquisition of GTT Stock and/or Options to acquire GTT Stock by a person or Entity other than the Filer, but the Proposed Acquisition Transaction nonetheless would increase the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options that are beneficially owned
6     The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: GTT Communications, Inc. (6338); Communication Decisions - SNVC, LLC (6338); Core180, LLC (6338); Electra Ltd. (6338); GC Pivotal, LLC (6227); GTT Americas, LLC (1133); GTT Global Telecom Government Services, LLC (6338); GTT RemainCo, LLC (0472); GTT Apollo Holdings, LLC (2300); and GTT Apollo, LLC (8127). The service address for the Debtors is 7900 Tysons One Place, Suite 1450, McLean, VA 22102.
7     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the GTT Stock Procedures annexed to the Interim Order as Exhibit 1.

by the Filer, (a) the name(s) of each such person or Entity that proposes to purchase or acquire such shares of GTT Stock and/or Options, (b) the number of shares of GTT Stock and/or number of shares of GTT Stock underlying Options proposed to be purchased or acquired, and (c) the date(s) of such Proposed Acquisition Transaction.

Class	Name of Purchaser or Acquirer	Shares to be Purchased or Acquired	Shares Subject to Options to be Purchased or Acquired	Date(s) of Proposed Acquisition Transaction
GTT Stock
(Attach additional pages if necessary)
PLEASE TAKE FURTHER NOTICE that the following table summarizes the Filer’s beneficial ownership of GTT Stock and/or Options to acquire GTT Stock assuming the Proposed Acquisition Transaction is approved and consummated as described above. The table sets forth, as of immediately following the Proposed Acquisition Transaction, (a) the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options that would be owned directly by the Filer and (b) in the case of any beneficial ownership by the Filer of GTT Stock and/or Options that would be owned by another person or Entity as record/legal owner, the name(s) of each prospective record/legal owner, and the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options that would be owned by each such record/legal owner.

Class	Name of Owner	Shares to be Owned	Shares Underlying Options to be Owned
GTT Stock
(Attach additional pages if necessary)
PLEASE TAKE FURTHER NOTICE that if the Proposed Acquisition Transaction involves a purchase or acquisition of GTT Stock and/or Options to acquire GTT Stock directly by the Filer and such Proposed Acquisition Transaction would result in (a) an increase in the beneficial ownership of GTT Stock and/or Options to acquire GTT Stock by a person or Entity (other than the Filer) that currently is a Substantial Stockholder or (b) a person or Entity (other than the Filer) becoming a Substantial Stockholder, the following table sets forth (i) the name of each such person or Entity, (ii) the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options that are beneficially owned by such person or Entity prior to the Proposed Acquisition Transaction, and (iii) the number of shares of GTT Stock and/or the shares of GTT Stock underlying Options that would be beneficially owned by such person or Entity immediately following the Proposed Acquisition Transaction.

Class	Name of Beneficial Owner	Shares Owned Prior to Proposed Acquisition Transaction	Shares to be Owned Following Proposed Acquisition Transaction	Shares Underlying Options Prior to Proposed Acquisition Transaction	Shares Underlying Options Following Proposed Acquisition Transaction
GTT Stock
(Attach additional pages if necessary)
For each of the tables above, a Filer that is a member of an Acquiring Group shall indicate the shares of GTT Stock treated as owned or to be owned by the members of such Acquiring Group by including an asterisk (*) next to each entry made above.
PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is ___________.
PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.
PLEASE TAKE FURTHER NOTICE that any further transactions that may result in the Filer increasing its beneficial ownership of GTT Stock and/or Options to acquire GTT Stock will each require an additional notice to be filed with the Court and served in the same manner as this Notice.
[[IF APPLICABLE:] The Filer is represented by [name of law firm], [address], [phone] (Attn: [name of attorney]).]
Respectfully submitted,
[Name of Filer]

By:________________________________
Name:_____________________________
Address:___________________________
___________________________________
Telephone:_________________________
Facsimile:_________________________
Dated: ___________________________

Exhibit 4 to Interim Order
Disposition Notice

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

	)	Chapter 11
In re:	)
	)	Case No. 21-11880 (MEW)
GTT COMMUNICATIONS, INC., et al.,[8]	)
	)	(Jointly Administered)
Debtors.	)
	)	Re: Docket No. 13
NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE TRANSFER GTT STOCK
PLEASE TAKE NOTICE that, pursuant to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief, dated [_________], Docket No. [___] (together with all exhibits thereto, the “Interim Order”), [Name of Filer] (the “Filer”) hereby provides notice of (a) its intention to sell, trade or otherwise transfer or dispose of (i) one or more shares of GTT Stock9 and/ or (ii) Options to acquire GTT Stock and/or (b) a proposed sale, transfer or disposition of GTT Stock and/or Options to acquire GTT Stock that would result in a decrease in the number of shares of GTT Stock and/or number of shares of GTT Stock underlying Options to acquire GTT Stock that are beneficially owned by the Filer (any proposed transactions described in (a) or (b), a “Proposed Disposition Transaction”).
PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information:
1.If the Proposed Disposition Transaction involves the sale, transfer or disposition directly by the Filer of GTT Stock and/or Options to acquire GTT Stock, (a) the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options proposed to be sold, transferred or disposed of, and (b) the date(s) of such Proposed Disposition Transaction; and
2.If the Proposed Disposition Transaction involves the sale, transfer or disposition of GTT Stock and/or Options to acquire GTT Stock by a person or Entity other than the Filer, but the Proposed Disposition Transaction nonetheless would decrease the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options that are beneficially
8     The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: GTT Communications, Inc. (6338); Communication Decisions - SNVC, LLC (6338); Core180, LLC (6338); Electra Ltd. (6338); GC Pivotal, LLC (6227); GTT Americas, LLC (1133); GTT Global Telecom Government Services, LLC (6338); GTT RemainCo, LLC (0472); GTT Apollo Holdings, LLC (2300); and GTT Apollo, LLC (8127). The service address for the Debtors is 7900 Tysons One Place, Suite 1450, McLean, VA 22102.
9     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the GTT Stock Procedures annexed to the Interim Order as Exhibit 1.

owned by the Filer, (a) the name(s) of each such person or Entity that proposes to sell, transfer or dispose of such shares of GTT Stock and/or Options, (b) the number of shares of GTT Stock and/or number of shares of GTT Stock underlying Options proposed to be sold, transferred or disposed of, and (c) the date(s) of such Proposed Disposition Transaction.

Class	Name of Owner	Shares to be Sold, Transferred or Disposed	Shares Underlying Options to be Transferred or Disposed	Date(s) of Proposed Disposition Transaction
GTT Stock
(Attach additional pages if necessary)
PLEASE TAKE FURTHER NOTICE that the following table summarizes the Filer’s beneficial ownership of GTT Stock and/or Options to acquire GTT Stock assuming the Proposed Disposition Transaction is approved and consummated as described above. The table sets forth, as of immediately following the Proposed Disposition Transaction, (a) the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options that would be owned directly by the Filer and (b) in the case of any beneficial ownership by the Filer of GTT Stock and/or Options that would be owned by another person or Entity as record/legal owner, the name(s) of each prospective record/legal owner, and the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options that would be owned by each such record/legal owner:

Class	Name of Owner	Shares to be Owned	Shares Underlying Options to be Owned
GTT Stock
(Attach additional pages if necessary)
PLEASE TAKE FURTHER NOTICE that if the Proposed Disposition Transaction involves a sale, transfer or disposition of GTT Stock and/or Options to acquire GTT Stock directly by the Filer and such Proposed Disposition Transaction would result in (a) a decrease in the beneficial ownership of GTT Stock and/or Options to acquire GTT Stock by a person or Entity (other than the Filer) that currently is a Substantial Stockholder or (b) a person or Entity (other than the Filer) becoming a Substantial Stockholder, the following table sets forth (i) the name of each such person or Entity, (ii) the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options that are beneficially owned by such person or Entity prior to the Proposed Disposition Transaction, and (iii) the number of shares of GTT Stock and/or the shares of GTT Stock underlying Options that would be beneficially owned by such person or Entity immediately following the Proposed Disposition Transaction.

Class	Name of Beneficial Owner	Shares Owned Prior to Proposed Disposition Transaction	Shares to Be Owned Following Proposed Disposition Transaction	Shares Underlying Options Prior to Proposed Disposition Transaction	Shares Underlying Options Following Proposed Disposition Transaction
GTT Stock
(Attach additional pages if necessary)
For each of the tables above, a Filer that is a member of an Acquiring Group shall indicate the shares of GTT Stock treated as owned or to be owned by the members of such Acquiring Group by including an asterisk (*) next to each entry made above.
PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is ___________.
PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.
PLEASE TAKE FURTHER NOTICE that any further transactions that may result in the Filer decreasing its beneficial ownership of GTT Stock and/or Options to acquire GTT Stock will each require an additional notice filed with the Court to be served in the same manner as this Notice.
[[IF APPLICABLE:] The Filer is represented by [name of law firm], [address], [phone] (Attn: [name of attorney]).]
Respectfully submitted,
[Name of Filer]

By:________________________________
Name:_____________________________
Address:___________________________
___________________________________
Telephone:_________________________
Facsimile:_________________________
Dated: ___________________________

Exhibit 5 to Interim Order
Notice of Status as 50-Percent Stockholder

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

	)	Chapter 11
In re:	)
	)	Case No. 21-11880 (MEW)
GTT COMMUNICATIONS, INC., et al.,[10]	)
	)	(Jointly Administered)
Debtors.	)
	)	Re: Docket No. 13
NOTICE OF STATUS AS 50-PERCENT STOCKHOLDER
PLEASE TAKE NOTICE that, pursuant to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief, dated [_________], Docket No. [___] (together with all exhibits thereto, the “Interim Order”), [Name of Filer] (the “Filer”) hereby provides notice that the Filer is/has become a 50-Percent Stockholder11 and that, as of the date hereof, the Filer beneficially owns:
(i)_______ shares of GTT Stock; and
(ii)Options to acquire ________ shares of GTT Stock.
PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is ________.
PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information:
1.For GTT Stock and/or Options to acquire GTT Stock that are owned directly by the Filer, (a) the number of such shares, the number of such interests and/or the number of shares underlying Options beneficially owned by such Filer and (b) the date(s) on which such shares and/or Options were acquired; and
2.In the case of GTT Stock and/or Options to acquire GTT Stock that are not owned directly by the Filer but are nonetheless beneficially owned by the Filer or owned by an Acquiring Group of which the Filer is a member, (a) the names(s) of each record or legal owner
10     The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: GTT Communications, Inc. (6338); Communication Decisions - SNVC, LLC (6338); Core180, LLC (6338); Electra Ltd. (6338); GC Pivotal, LLC (6227); GTT Americas, LLC (1133); GTT Global Telecom Government Services, LLC (6338); GTT RemainCo, LLC (0472); GTT Apollo Holdings, LLC (2300); and GTT Apollo, LLC (8127). The service address for the Debtors is 7900 Tysons One Place, Suite 1450, McLean, VA 22102.
11     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the GTT Stock Procedures annexed to the Interim Order as Exhibit 1.

of such shares of GTT Stock and/or Options to acquire GTT Stock that are beneficially owned by the Filer, (b) the number of shares of GTT Stock and/or the number of shares of GTT Stock underlying Options beneficially owned by such Filer, and (c) the date(s) on which such GTT Stock and/or Options were acquired. Any shares that are included solely as a result of the Filer being a member of an Acquiring Group are designated with an asterisk (*).

Class	Name of Owner	Shares Owned	Shares Underlying Options Owned	Date(s) Acquired
GTT Stock
(Attach additional pages if necessary)
PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.
[[IF APPLICABLE:] The Filer is represented by [name of law firm], [address], [phone] (Attn: [name of attorney]).]
Respectfully submitted,
[Name of Filer]

By:________________________________
Name:_____________________________
Address:___________________________
___________________________________
Telephone:_________________________
Facsimile:_________________________
Dated: ___________________________

Exhibit 6 to Interim Order
Notice of Intent to Claim Worthless Stock Deduction

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

	)	Chapter 11
In re:	)
	)	Case No. 21-11880 (MEW)
GTT COMMUNICATIONS, INC., et al.,[12]	)
	)	(Jointly Administered)
Debtors.	)
	)	Re: Docket No. 13
NOTICE OF INTENT TO CLAIM WORTHLESS STOCK DEDUCTION
PLEASE TAKE NOTICE that, pursuant to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief, dated [_________], Docket No. [___] (together with all exhibits thereto, the “Interim Order”), [Name of Filer] (the “Filer”) hereby provides notice of its intention to claim a worthless stock deduction with respect to GTT Stock.13
PLEASE TAKE NOTICE that, if applicable, on ____________, 20__, the Filer filed a Notice of Status as 50-Percent Stockholder with the United States Bankruptcy Court for the Southern District of New York and served copies thereof on the Debtors and counsel to the Debtors.
PLEASE TAKE FURTHER NOTICE that, as of the date hereof, the Filer beneficially owns:
(i)_______ shares of GTT Stock; and
(ii)Options to acquire ________ shares of GTT Stock.
PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of the Filer is ________.
PLEASE TAKE FURTHER NOTICE that the Filer proposes to declare for [federal/state] tax purposes that ________ shares of GTT Stock or an Option to acquire ________ shares of GTT Stock became worthless during the tax year ending ________ __, 20__.
12     The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: GTT Communications, Inc. (6338); Communication Decisions - SNVC, LLC (6338); Core180, LLC (6338); Electra Ltd. (6338); GC Pivotal, LLC (6227); GTT Americas, LLC (1133); GTT Global Telecom Government Services, LLC (6338); GTT RemainCo, LLC (0472); GTT Apollo Holdings, LLC (2300); and GTT Apollo, LLC (8127). The service address for the Debtors is 7900 Tysons One Place, Suite 1450, McLean, VA 22102.
13     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the GTT Stock Procedures annexed to the Interim Order as Exhibit 1.

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.
[[IF APPLICABLE:] The Filer is represented by [name of law firm], [address], [phone] (Attn: [name of attorney]).]
Respectfully submitted,
[Name of Filer]

By:________________________________
Name:_____________________________
Address:___________________________
___________________________________
Telephone:_________________________
Facsimile:__________________________
Dated: ___________________________

Exhibit 7 to Interim Order
Notice of Interim Order

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

	)	Chapter 11
In re:	)
	)	Case No. 21-11880 (MEW)
GTT COMMUNICATIONS, INC., et al.,[14]	)
	)	(Jointly Administered)
Debtors.	)
	)	Re: Docket No. 13
NOTICE OF INTERIM ORDER APPROVING NOTIFICATION
AND HEARING PROCEDURES FOR CERTAIN TRANSFERS OF AND
DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK
PLEASE TAKE NOTICE that, on October 31, 2021 (the “Petition Date”), the above captioned debtors and debtors in possession (collectively, the “Debtors”) filed petitions with the United States Bankruptcy Court for the Southern District of New York (the “Court”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, Bankruptcy Code section 362 operates as a stay of any act to obtain possession of or exercise control over property of or from the Debtors’ estates.
PLEASE TAKE FURTHER NOTICE that, on the Petition Date, the Debtors filed the Debtors Motion for Entry of Interim and Final Orders (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. 13] (the “Motion”).
PLEASE TAKE FURTHER NOTICE that, on November 4, 2021, the Court approved the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief (together with all exhibits thereto, the “Interim Order”) approving the procedures annexed hereto as Exhibit 1 (the “GTT Stock Procedures”) for certain transfers of and worthless stock deductions with respect to GTT Stock15 and Options to acquire GTT Stock. A final hearing on the relief requested in the Motion shall be held on November 30, 2021 at 10:00 a.m. prevailing Eastern Time, and any objections or responses to the Motion shall be in writing, filed with the Court and served upon (a) the Debtors, Attn: Douglass Maynard, Esq.; (b) proposed counsel to the Debtors, Akin Gump Strauss Hauer & Feld LLP, Attn: Ira S. Dizengoff, Esq., Philip C.
14     The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: GTT Communications, Inc. (6338); Communication Decisions - SNVC, LLC (6338); Core180, LLC (6338); Electra Ltd. (6338); GC Pivotal, LLC (6227); GTT Americas, LLC (1133); GTT Global Telecom Government Services, LLC (6338); GTT RemainCo, LLC (0472); GTT Apollo Holdings, LLC (2300); and GTT Apollo, LLC (8127). The service address for the Debtors is 7900 Tysons One Place, Suite 1450, McLean, VA 22102.
15    Capitalized terms used in this Notice and not otherwise defined herein shall have the meanings ascribed to such terms in the Motion and the GTT Stock Procedures, as applicable.

Dublin, Esq., David H. Botter, Esq. and Naomi Moss, Esq.; (c) counsel to any statutory committee appointed in these Chapter 11 Cases; (d) Jones Day, counsel to KeyBank National Association, as Administrative Agent, Attn: Thomas A. Wilson, Esq.; (e) Reed Smith LLP, counsel to Wilmington Trust, National Association, as Indenture Trustee, Attn: Kurt F. Gwynne, Esq.; (f) Milbank LLP, counsel to the Ad Hoc Lender Group, Attn: Evan R. Fleck, Esq., Lauren C. Doyle, Esq. and Brian J. Zucco, Esq.; (g) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the 2020 Ad Hoc Lender Group, Attn: Robert Britton, Esq., Karen R. Zeituni, Esq. and Joseph M. Graham, Esq.; (h) Latham & Watkins, LLP, counsel to the Ad Hoc Noteholder Group, Attn: Richard A. Levy, Esq., Ted A. Dillman, Esq. and Ebba Gebisa, Esq.; (i) Kirkland & Ellis LLP, counsel I Squared, Attn: Steven N. Serajeddini, Esq. and Kevin McClelland, Esq.; and (j) the Office of the United States Trustee for the Southern District of New York, Attn: Greg M. Zipes, Esq. and Richard C. Morrissey, Esq.; and (k) any party that has requested notice pursuant to Bankruptcy Rule 2002, in each case so as to be received no later than November 23, 2021 at 10:00 a.m. prevailing Eastern Time.
PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the claims and noticing agent for the Debtors, Prime Clerk LLC, will provide a copy of the Interim Order and a form of each of the notices required to be filed by the GTT Stock Procedures. Such Interim Order and declarations are also available via PACER on the Court’s website at https://ecf.nysb.uscourts.gov for a fee, or by accessing the Debtors’ restructuring website at https://cases.primeclerk.com/GTT.
FAILURE TO FOLLOW THE GTT STOCK PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY IMPOSED BY BANKRUPTCY CODE SECTION 362.
ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF GTT STOCK OR OPTIONS TO ACQUIRE GTT STOCK OR CLAIM OF WORTHLESSNESS WITH RESPECT TO GTT STOCK OR OPTIONS TO ACQUIRE GTT STOCK IN VIOLATION OF THE INTERIM ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.
PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.
Dated:     ____________, 2021
New York, New York
BY ORDER OF THE COURT

Exhibit 1 to Notice of Interim Order
GTT Stock Procedures
[Filed as Exhibit 1 to Interim Order]